GE INVESTMENTS FUNDS, INC.

Total Return Fund

Supplement Dated October 23, 2008

To the Prospectuses Dated May 1, 2008 and September 15, 2008

Effectively immediately, this supplement rescinds and annuls the prospectus supplement dated October 8, 2008.